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                                                                      Exhibit 23

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38763) of Cincinnati Bell Inc. of our report dated June 24, 2004 relating to the financial statements of the Cincinnati Bell Retirement Savings Plan, which appears on this Form 11-K.

/s/ PricewaterhouseCoopers LLP
Cincinnati, Ohio
June 28, 2004